Exhibit 99.1

Oppenheimer Annual Consumer Conference July 14, 2009

2 This presentation contains forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) that are based on current expectations, estimates, forecasts and projections, as the case may be, and as such involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation regarding our strategy, future operations, prospects, plans and objectives of management are forward-looking statements. The words “anticipates”, “believes”, “estimates”, “expects”, “intends”, “may”, “plans”, “will”, “would”, “could” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these identifying words. These statements are not guarantees of future performance, and are subject to risks and uncertainties which could cause actual results or events to differ materially from those contemplated by the forward-looking statements. These risks and uncertainties include, but are not limited to: deteriorating economic conditions and continued decreases in consumer confidence and resulting changes in consumer discretionary spending; adverse changes in customers’ inventory and working capital policies; the bankruptcy or other lack of commercial success of one or more of the Company’s customers; the Company may be unable to complete the sale of its costume jewelry business; the actual charges anticipated for the second quarter relating to the sale of the costume jewelry business may be greater than expected; the Company or others may discover that the Company’s products must be recalled because of defects; consumers, retailers, shareholders and/or others may bring litigation or other claims against the Company related to its products that may cause it to incur substantial costs to resolve; the concentration of manufacturing of the Company’s products in China; interruptions of supply from our Asian product manufacturers; political instability or changing conditions in transportation services in foreign countries; other risks associated with our international operations, including foreign currency exchange rate fluctuations and the impact of quotas, tariffs, or other restrictions on the importation or exportation of our products; a material reduction, cessation, or postponement of purchases by our customers; failure to comply with federal or state regulation of the distribution or sale of our products; the uncertainty of the litigation process including the risk of an unfavorable result in current or future litigation; depending upon market conditions, the Company may not complete the stock buyback program; interest rate fluctuations; the Company’s credit insurance may not cover all of our outstanding accounts receivable; our advertising strategy may not have the anticipated impact; unknown potential effects of the swine flu outbreaks on our business; and disruption due to weather, fire or other unforeseen circumstances in our principal distribution center. These and other risks and uncertainties that could cause our actual results to differ from those contemplated by any forward-looking statement are discussed in more detail in the “Risk Factors” section of our most recently filed Form 10-K, which we may update in Quarterly Reports on Form 10-Q. The oral statements made in connection with this presentation may include forward-looking statements regarding the Company, including statements about its operations and prospects. Past performance is not necessarily indicative of future results. The Company’s actual results and other circumstances could differ materially from any results or circumstances anticipated in any forward-looking statements as a result of uncertainties described above and in our Risk Factors. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not assume any obligation to update or revise any forward-looking statements after we distribute this presentation, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

3 The FGX Advantage Leading market positions Portfolio of highly recognized brands Balanced business model Low-cost sourcing strategy Multiple growth opportunities Customer service focus #1 in readers, #1 in popular priced sunglasses, #1 in Fits-Over Competition is small and fragmented FosterGrant – 80 year heritage and widely recognized by consumers Magnivision – the original reading glass brand Solar Shields – Market leader for over 20 years in Clip-On and Fits-Over Diversified business profile of readers and sunglasses Readers provide approximately 50% of revenues, 60+% gross margins and are non-seasonal Global outsourcing for over two decades Consistently high gross margins driven by scale and disciplined purchasing from multiple suppliers New channels, cross-selling and international expansion Renewed emphasis on new product development Readers advertising campaign initiated to grow category size 2,300 person web-enabled field service team 50 person merchant team interacting daily with accounts Experienced management team Average senior management experience of over 20 years Extensive public company experience combined with veteran sales and marketing teams

4 Leading Market Positions in Key Product Categories Foster Grant + Magnivision hold #1 share in growing reading glass market Magnivision - the original reading glass brand Foster Grant - #1 in mass/popular priced sunglasses Solar Shields - #1 in Clip-On and Fits-Over categories Fragmented competitive landscape with significant switch out costs (e.g. product buyback, fixtures) creating barriers to entry

5 Compelling Industry Trends Favorable demographics for reading glasses with aging baby boomers Increase in LASIK surgery and contact lens usage that correct nearsightedness, thus requiring reading glasses Compelling value proposition as OTC reading glasses cost a fraction of prescription glasses; covered by most Flex-spend accounts Desire for multiple, activity-specific sunglasses and greater eye protection Consumer desire for fashion at lower price points Aging U.S. Population 2003 – 2015E Pairs of Sunglasses in Regular Use Source: U.S. Census Bureau Source: Jobson/VCA data. 100,000 people surveyed. % Growth 2003 to 2015E 55% of consumers own 2+ pairs of sunglasses Core Reader’s Market 12% 10% -1% -1% 6% 16% 7% -4% -13% -4% 18% 38% 55% 61% 27% 3% 20% 11% (20%) (10%) 0% 10% 20% 30% 40% 50% 60% 70% 0-4 5-9 10- 14 15- 19 20- 24 25- 29 30- 34 35- 39 40- 44 45- 49 50- 54 55- 59 60- 64 65- 69 70- 74 75- 79 80+ Total

6 Portfolio of Highly Recognized, Quality Eyewear Brands 80 year heritage Iconic “Who’s that” TV Campaign re-launched in 2009 Created mass reader category in early 1980’s Problem/Solution/Value TV campaign launched in 2009 30 Year heritage Strong medical positioning Sold at premium price points ($50 - $170) e-commerce initiated in Q1 09 TM

7 Capitalize on Existing Brand Awareness Television advertising launched in February to raise category awareness Campaign ran for 15 weeks with over 6,000 total spots Strong problem/solution/value message with doctor’s endorsement Reader ad campaign began February featuring Raquel Welch from 70’s ads Over 1,700 spots aired in 8-week TV campaign Third year of TV sunglass advertising campaign ran May – July 5; over 2,400 spots aired during 10-week campaign

8 Foster Grant Sunglasses TV Advertisement

9 Foster Grant Readers TV Advertisement

10 Magnivision Readers TV Advertisement

11 Balanced Business Model 2008 Sales by Product Line 2008 Sales by Channel Revenue from diverse product assortment of readers and sunglasses plus international segment Largest segment - reading glasses - is high margin, stable, non-seasonal Scalable international business Distribution through multiple channels Expanding penetration through new customers and cross-selling Mid-tier presents sizeable growth opportunity in all categories Reading Glasses 50% Sunglasses 31% Jewelry 6% International 13% Mass Merchant 36% Chain Drug 36% Chain Grocery 6% Variety Store 7% Other 15%

12 Efficient, Low Cost Sourcing Model Scale Experience Relationships Operating Efficiency 80 million units sourced annually Economies of scale drive pricing leverage Over 25 years of China sourcing experience Operates logistics office and quality control lab in Shenzhen, China Average relationship with top 10 suppliers over 10 years Supplier diversity – no one represents over 16% Margin expansion opportunities (100+bps) in deflationary economy Substantial savings (30+%) with in-bound freight

13 Dioptics Overview Seller of Solar Shields - #1 in Clip-On and Fits-Over categories Specialty distribution channels in medical, mass market, multimedia, sporting goods, chain drug and grocery Significant customers include Wal-Mart, Walgreens and QVC New FGX channel in medical category Over 400 U.S. and international patents Significant synergies Cross-selling – Distribution to 4000 CVS stores Gross margin improvement – 5% COGS reduction Freight cost reductions Headcount reductions

14 Acquisition Strategy Criteria Complimentary to existing optical business High gross margins with opportunity to expand Cross selling opportunities Immediate synergies Accretive to earnings Funding Expected to generate over $40 million of free cash in 2009 Favorably priced revolving credit facility with ample availability for small to medium size deal Timing Currently considering several opportunities Transaction is a possibility in second half of 2009

15 New Product Development Renewed emphasis on new product development with goal of creating a steady pipeline of new products Ample opportunities as market leader to license technologies from inventors and smaller companies Infrastructure in place to test new products before bringing to market New products for second half of 2009 include: Computer Readers, Clic Readers, Microvision, Versasight and Green View

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21 Long-Standing Relationships with National Retailers Length of relationship Product Assortment Customer 20+ years 20+ years 19 years 16 years 15 years 14 years 13 years 12 years 12 years Sun, Readers, Dioptics, Frames Sun, Readers Sun, Readers, Dioptics Readers, Dioptics Sun, Readers, Dioptics Sun, Readers Sun, Readers Sun, Readers, Dioptics Readers Penetration in over 63,000 doors worldwide Provide multiple product lines to most customers

22 Selected Cross-Selling Opportunities by Channel >50% Between 0% and 50% 0%

23 Selected New Business Opportunities by Channel Category Opportunity Category Opportunity Channel/Customer Reader Sun Dioptics Channel/Customer Reader Sun Dioptics Other Specialty Variety Sporting Goods n/a n/a n/a n/a n/a Mid Tier/Department Stores Between 0% and 50% Offer category Grocery

24 New Business Update Estimated Customer New Business Pick Up Annual Revenues $3 Million $1-$2 Million Sun and Readers Readers $.3 Million $1 Million Dioptics Dioptics Dioptics $1-$2 Million

25 Strong Capital Structure to Support Growth Current loan facility includes $100 million term loan with a $75 million revolving credit facility; $30+ million available at end of Q1; expires December 2012 Interest rate swap - fixed interest rate at 3.22% plus 1.75% for approximately 50% of term loan; balance floats at LIBOR + 1.75%; grid pricing Debt at end of Q1 2009 was $132.3 million; $35 million borrowed for Dioptics acquisition Leverage ratio (debt to EBITDA) is approximately 2.4x Approximately $15 million of scheduled term debt principal amortization in 2009 Approximately $40 million Free Cash Flow expected to be generated in 2009 to reduce indebtedness and make accretive acquisitions

26 Disposal of Costume Jewelry Business Entered into non-binding letter of intent in April 2009 to sell substantially all of the assets of costume jewelry business Transaction expected to close prior to Q2 2009 earnings release, subject to execution of definitive agreements. Purchase price of approximately $1.0 million Recorded a $1.8 million non-cash goodwill impairment charge ($0.05 per share) in Q1 2009 Expects to record additional pre-tax charges, net of proceeds, of $4 to $6 million in the second quarter of 2009 relating to the disposal of the business Upon completion of sale, costume jewelry business will be presented as discontinued operations Eliminates lower margin, SKU intensive, non-branded business that has become a distraction, thus allowing focus on optical business Accretive to gross margins and marginally EPS dilutive

27 Depreciation & Amortization Implications Other Considerations FGX supplies store fixtures to retailers at time of rollout $14 million of fixture purchases in 2006 to support WAG rollout. Fixtures – 2 year depreciation and 4 year average useful life Depreciation and amortization are expected to be in the $16-$17 million range in 2009 $0.15-$0.16 EPS pickup from lower D&A CAPEX D&A ($ in millions) ($ in millions)

28 Historical Financial Performance *As adjusted (excluding $1.8 million Loss on Goodwill Impairment) DSO improved to 66 days in the current quarter from 72 days in first quarter 2008. DOH increased 13 days in current quarter due to retailer de-stocking. Consolidated Statement of Operations Data 1st Quarter 1st Quarter (in thousands, except per share amounts) 2009 2008 Actual* Actual Operating income Interest expense Net income Diluted earnings per share $ 491 $ 0.02 % Inc (Dec) 3.2% 1.8% (70) bps 15.4% As of April 4, 2009 $ 36,489 $ 39,771 $ 129,235 As of January 3, 2009 52,263 38,223 128,465 Net Sales Gross profit Gross margin Operating expenses $ 61,133 32,457 53.1% 30,361 2,096 (1,317) $ $ $ 59,223 31,877 53.8% 26,312 5,565 (1,771) 2,184 (62.3%) (25.6%) Selected Balance Sheet Data (in thousands) Accounts receivable, net Inventories, net Net debt $ 0.10 $ $

29 Summary Leading market positions Balanced business model Portfolio of highly recognized brands Low-cost sourcing strategy Scale and experience create barriers to entry Multiple growth opportunities Experienced management team Customer service focus

30 EBITDA Reconciliation (in thousands) The table below reconciles EBITDA to net income, the most directly comparable GAAP measure. Fiscal Period Ended April 4, 2009 March 29, 2008 (in thousands) (in thousands) The table below reconciles Free Cash flow to the EBITDA table above. April 4, 2009 March 29, 2008 April 4, 2009 March 29, 2008 Credit Statistics See accompanying Notes to Consolidated Statements of Income and Other Selected Data. Net income (loss) ($637) $1,128 $491 $2,184 Income tax expense (benefit) (385) 691 306 1,431 Interest expense, net 1,317 1,317 1,771 Depreciation and amortization 5,042 - 5,042 5,131 EBITDA (1) $5,337 $1,819 $7,156 $10,517 EBITDA margin (EBITDA/net sales) 8.7% 11.7% 17.8% EBITDA $5,337 $1,819 $7,156 $10,517 Less: Capital Expenditures (2,223) - (2,223) (3,990) Free Cash Flow (1) $3,114 $1,819 $4,933 $6,527 Debt $132,289 $132,289 $115,396 Leverage Ratio (4) 2.5x 2.4x 2.3x Debt to EBITDA As Reported Adjustments (3) Adjusted As Reported

31 NOTES TO CONSOLIDATED STATEMENTS OF INCOME AND OTHER SELECTED DATA EBITDA represents net income before interest, income taxes, depreciation and amortization. Free cash flow represents EBITDA less capital expenditures. We believe that EBITDA and free cash flow are performance measures that provide securities analysts, investors and other interested parties with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies in our industry. We further believe that EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an EBITDA measure when reporting their results. We believe EBITDA facilitates company-to-company operating performance comparisons by adjusting for potential differences caused by variations in capital structures (affecting net interest expense), taxation (such as the impact of differences in effective tax rates or net operating losses) and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance. EBITDA has limitations, including that it is not necessarily comparable to other similarly titled financial measures of other companies due to the potential inconsistencies in the method of calculation. It should not be considered either in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our results presented in accordance with U.S. GAAP and using EBITDA only supplementally. 2. We have presented the “Adjustments” and “Adjusted” columnar information because we believe it provides securities analysts, investors and other interested parties with more insight as to the Company’s results without regard to certain significant events and transactions that occurred during the fiscal periods presented and that may or may not be recurring in nature. We believe the presentation of this data provides the reader with a greater understanding of the impact of certain items on specific U.S. Generally Accepted Accounting Principles (GAAP), or “as reported,” measures, including net income, operating income and gross profit. Management utilizes this information to better understand its operating results as well as the impact of and progress on certain strategic initiatives. The columnar information under the caption “Adjusted” are not substitutes for analysis of our results as reported under U.S. GAAP and should only be used as supplemental information. “As Reported” results include the following items that are excluded from our “Adjusted” results: a $1.8 million pre-tax charge for the three months ended April 4, 2009 related to goodwill impairment triggered by an offer received in conjunction with the decision to dispose of the costume jewelry business, and the related anticipated tax benefit of $0.7 million. The transaction is expected to close in the second quarter of 2009, and we anticipate presenting the costume jewelry business as a discontinued operation beginning with second quarter financial statements. The Leverage Ratios of Debt to EBITDA and Debt to EBITDA “Excluding Adjustments” for the fiscal quarters ended April 4, 2009 and March 29, 2008 are calculated by dividing the Company’s Debt balance at period then ended by the associated EBITDA measure on a trailing 12-month basis. This ratio of Debt to EBITDA is a credit metric commonly used by investors and credit agencies as an indicator of financial risk, including a company’s ability to repay or refinance its debt obligations. This ratio as defined above may not be similar to measures used by other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in our consolidated financial statements. 1. 2. 3. 4.